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                                                                       EXHIBIT 4
                                 BORDER GRAPHIC



NUMBER                                                          SHARES
(GRAPHIC)                                                       (GRAPHIC)

                                    GRAPHIC
                                                         See Reverse for Certain
                                                         Definitions


              INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

                 SAFE ALTERNATIVES CORPORATION OF AMERICA, INC.

                                OPEN CORPORATION

       AUTHORIZED CAPITAL STOCK 200,000,000 SHARES PAR VALUE $0.0001 EACH


THIS is to Certify that                                          is the owner of
                        ----------------------------------------

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            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
                 SAFE ALTERNATIVES CORPORATION OF AMERICA, INC.

 transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

Witness, the seal of the Corporation and the signatures of its duly authorized officers.

Dated


                                 GRAPHIC
------------------------------             ------------------------------
                Secretary                                       President
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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable law or regulations:

     TEN COM:            as tenants in common
     TEN ENT:            as tenants by the entireties
     JT TEN:             as joint tenants with right of survivorship and
                         not as tenants in common

     UNIF GIFT ACT:                      Custodian          under
                         ---------------           --------
                             (cust)                (minor)
                          Uniform Gifts to Minors Act
                                                      -----------
                                                        (state)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                       hereby sell, assign and transfer unto
                    --------------------

Please insert social security or other
identifying number of assignee               -          -
                                  ----------- ---------- --------

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(please print or typewrite name and address including postal zip code of assignee)

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Shares represented by the within Certificate, and do hereby irrevocably
constitute and appoint                                                 Attorney
                       -----------------------------------------------
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated                                        19       .
      -------------------------------------    -------


--------------------            ----------------------
In the presence of              Signed

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

"The securities represented by this certificate have not been registered under the Securities Act of 1933 (the Act), as amended, and may not be sold, assigned, pledged or otherwise transferred unless (a) such transfer of such securities shall be registered under the Act pursuant to a currently effective registration statement and all steps necessary to qualify such securities for sale under any applicable state law shall have been taken or, (b) such transfer shall be exempt from the registration requirements of the Act and any applicable state securities laws, and the Company shall have received an opinion satisfactory to the Company from other counsel satisfactory to it to that effect."